Exhibit 99.2

Armada Hoffler Properties, Inc. Fourth Quarter 2015 Supplemental Information Small Cap Equity REIT Silver

Table of Contents 2 Forward Looking Statements 3 Corporate Profile 4 Highlights 5 2016 Outlook 6 Summary Information 7 Summary Balance Sheet 8 Summary Income Statement 9 FFO, Normalized FFO & Adjusted FFO 10 Outstanding Debt 11 Core Debt to Core EBITDA 12 Debt Information 13 Property Portfolio 14 Property Portfolio - Continued 15 Development Pipeline 16 Acquisitions & Dispositions 17 Construction Business Summary 18 Same Store NOI by Segment 19 Top 10 Tenants by Annualized Base Rent 20 Office Lease Summary 21 Office Lease Expirations 22 Retail Lease Summary 23 Retail Lease Expirations 24 Net Asset Value Component Data 26 Retail Portfolio Acquisition 28 NOI Contribution 29 Proforma Top 10 Tenants 30 Appendix - Definitions & Reconciliations 31 Definitions 32 Reconciliation to Property Portfolio NOI 36 Reconciliation to GAAP Net Income 37

Forward Looking Statements This Supplemental Information should be read in conjunction with our Annual Report on Form 10-K for the year ended December 31, 2015, and the unaudited condensed consolidated financial statements appearing in our press release dated February 11, 2016, which has been furnished as Exhibit 99.1 to our Form 8-K filed on February 11, 2016. The Company makes statements in this Supplemental Information that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, all of our statements regarding anticipated growth in our funds from operations, normalized funds from operations, adjusted funds from operations, funds available for distribution and net operating income are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, estimates, data or methods, which may be incorrect or imprecise, and actual results may vary materially from those anticipated, estimated or projected. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). For further discussion of risk factors and other events that could impact our future results, please refer to the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), and the documents subsequently filed by us from time to time with the SEC. 3

Corporate Profile

Armada Hoffler Properties, Inc. (NYSE: AHH) is a full service real estate company that develops, constructs and owns institutional grade office, retail and multifamily properties in the Mid-Atlantic United States. The Company also provides general contracting and development services to third-party clients throughout the Mid-Atlantic and Southeastern regions. Armada Hoffler Properties, Inc. was founded in 1979 and is headquartered in Virginia Beach, VA. The Company has elected to be taxed as a real estate investment trust ("REIT") for U.S. federal income tax purposes.

Board of Directors

Daniel A. Hoffler	Executive Chairman of the Board
A. Russell Kirk	Vice Chairman of the Board
Louis S. Haddad	Director
John W. Snow	Lead Independent Director
George F. Allen	Independent Director
James A. Carroll	Independent Director
James C. Cherry	Independent Director
Eva S. Hardy	Independent Director
Joseph W. Prueher	Independent Director

Corporate Officers

Louis S. Haddad	President and Chief Executive Officer
Anthony P. Nero	President of Development
Shelly R. Hampton	President of Asset Management
Eric E. Apperson	President of Construction
Michael P. O'Hara	Chief Financial Officer and Treasurer
Eric L. Smith	Chief Investment Officer and Corporate Secretary

Analyst Coverage

Janney, Montgomery, & Scott LLC	Raymond James & Associates	Robert W. Baird & Co.	Stifel, Nicolaus & Company, Inc.	Wunderlich Securities
Robert Stevenson	Bill Crow	David Rodgers	John Guinee	Craig Kucera
(646) 840-3217	(727) 567-2594	(216) 737-7341	(443) 224-1307	(540) 277-3366
robertstevenson@janney.com	rj.milligan@raymondjames.com	drodgers@rwbaird.com	jwguinee@stifel.com	ckucera@wundernet.com

Investor Relations Contact

Michael P. O'Hara
Chief Financial Officer and Treasurer
(757) 366-6684
mohara@armadahoffler.com

ARMADA HOFFLER PROPERTIES

4

Highlights Funds From Operations (“FFO”) of $9.6 million, or $0.22 per diluted share, for the quarter ended December 31, 2015 compared to FFO of $8.0 million, or $0.20 per diluted share, for the quarter ended December 31, 2014. FFO of $35.9 million, or $0.87 per diluted share, for the year ended December 31, 2015 compared to FFO of $28.1 million, or $0.80 per diluted share, for the year ended December 31, 2014. Normalized FFO of $10.6 million, or $0.24 per diluted share, for the quarter ended December 31, 2015 compared to Normalized FFO of $8.2 million, or $0.20 per diluted share, for the quarter ended December 31, 2014. Normalized FFO of $38.7 million, or $0.93 per diluted share, for the year ended December 31, 2015 compared to Normalized FFO of $28.6 million, or $0.82 per diluted share, for the year ended December 31, 2014. Same Store Net Operating Income (“NOI”) for the quarter ended December 31, 2015 up 2.0% on a GAAP basis and 4.5% on a cash basis compared to the fourth quarter of 2014. Same Store NOI for the year ended December 31, 2015 up 3.2% on a GAAP basis and 5.5% on a cash basis compared to the year ended December 31, 2014. Core operating property portfolio occupancy at 95.3% compared to 95.7% as of December 31, 2014. Agreed to invest up to $23 million in the new Point Street Apartments development project in the Harbor Point area of Baltimore, Maryland with options to acquire a controlling interest upon the project’s completion. Completed the sale of the recently delivered Oceaneering International office building for $30 million, representing a 20% profit. To date, in 2016, the Company: Completed the sale of the Richmond Tower office building for $78 million. Acquired a $170.5 million retail portfolio totaling 1.1 million square feet across 11 properties with the net proceeds from the Oceaneering and Richmond Tower sales and borrowings on its unsecured revolving credit facility (see page 27-30 for additional detail). Announced a cash dividend of $0.18 per common share for the first quarter of 2016, representing a 5.9% increase over the prior quarter’s cash dividend. 5

2016 Outlook The Company is introducing its 2016 full-year guidance. The Company expects 2016 Normalized FFO in the range of $0.93 to $0.97 per diluted share. The following table outlines the Company’s assumptions along with Normalized FFO per share estimates for the full-year 2016. [1] Includes the sale of the five non-core properties by June 30, 2016 and the impact of the two pending pipeline projects, as well as additional shares that may be issued under the ATM program, assuming favorable market conditions. [2] Normalized FFO excludes certain items, including debt extinguishment losses, acquisition, development and other pursuit costs, mark-to-market adjustments for interest rate derivatives and other non-comparable items. See “Non-GAAP Financial Measures.” In addition, the calculation of Normalized FFO assumes 47.2 million weighted average shares and units outstanding, including shares issued under the ATM program. 6 Full-year 2016 Guidance [1] Total GAAP NOI $62.3M $63.0M Construction company annual segment gross profit $4.7M $5.2M General and administrative expenses $8.8M $9.1M Interest income $2.9M $3.1M Interest expense $16.3M $16.9M Normalized FFO per diluted share [2] $0.93 $0.97 Expected Ranges

Summary Information

$ in thousands, except per share data

	Three months ended 12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014
OPERATIONAL METRICS					
Rental revenues	$21,771	$21,303	$19,908	$18,190	$17,521
General contracting and real estate services revenues	41,309	53,822	47,066	29,071	32,060
Rental properties Net Operating Income (NOI)	14,713	14,382	13,318	11,773	11,572
General contracting and real estate services gross profit	1,106	2,106	1,783	929	1,113
EBITDA (1)	12,912	14,290	12,195	9,844	10,597
Net income	8,443	4,337	10,285	8,118	5,226
Funds From Operations (FFO)	9,618	10,654	8,841	6,829	7,991
FFO per diluted share	**$0.22**	**$0.25**	**$0.22**	**$0.17**	**$0.20**
Normalized FFO	10,614	10,996	9,675	7,374	8,156
Normalized FFO per diluted share	**$0.24**	**$0.26**	**$0.24**	**$0.19**	**$0.20**
CAPITALIZATION					
Total common shares outstanding	30,076	26,261	25,855	25,084	25,023
Operating Partnership ("OP") units outstanding	16,027	16,043	14,769	14,776	14,776
Common shares and OP units outstanding	46,103	42,304	40,624	39,860	39,799
Market price per common share	$10.48	$9.77	$9.99	$10.66	$9.49
Equity market capitalization	483,159	413,310	405,834	424,908	377,693
Total debt	382,013	421,442	388,288	382,501	360,671
Total market capitalization	865,172	834,752	794,122	807,409	738,364
Less: cash	(29,813)	(19,434)	(30,446)	(35,505)	(30,107)
Total enterprise value	$835,359	$815,318	$763,676	$771,904	$708,257
BALANCE SHEET METRICS					
Core debt/enterprise value	37.0%	44.6%	36.3%	28.6%	30.3%
Fixed charge coverage ratio	3.1x	3.3x	3.0x	2.6x	3.1x
Core Debt/Annualized Core EBITDA	6.1x	6.6x	6.0x	6.0x	5.3x
CORE PORTFOLIO OCCUPANCY					
Office (3)	95.8%	95.5%	94.6%	93.5%	95.2%
Retail (3)	95.5%	96.2%	95.6%	97.4%	96.4%
Multifamily (4)	94.2%	94.9%	96.5%	96.6%	95.7%
Weighted Average (5)	95.3%	95.6%	95.3%	95.6%	95.7%

(1) Excludes gains on real estate dispositions
(2) Excludes unamortized GAAP adjustments
(3) Office and retail occupancy based on occupied square feet as a % of respective total
(4) Multifamily occupancy based on occupied units as a % of respective total
(5) Total occupancy weighted by annualized base rent

ARMADA HOFFLER PROPERTIES

7

Summary Balance Sheet $ in thousands 8 12/31/2015 12/31/2014 Assets (Unaudited) Real estate investments: Income producing property $579,000 $513,918 Held for development 1,180 - Construction in progress 53,411 81,082 Accumulated depreciation (125,380) (116,099) Net real estate investments 508,211 478,901 Real estate investments held for sale 40,232 8,538 Cash and cash equivalents 26,989 25,883 Restricted cash 2,824 4,224 Accounts receivable, net 21,982 20,548 Notes receivable 7,825 - Construction receivables, including retentions 36,535 19,432 Costs and estimated earnings in excess of billings 88 272 Other assets 44,861 30,224 Total Assets $689,547 $588,022 Liabilities and Equity Indebtedness $377,593 $356,345 Accounts payable and accrued liabilities 6,472 8,358 Construction payables, including retentions 52,067 42,399 Billings in excess of costs and estimated earnings 2,224 1,053 Other liabilities 25,471 17,961 Total Liabilities 463,827 426,116 Total Equity 225,720 161,906 Total Liabilities and Equity $689,547 $588,022 As of

Summary Income Statement Amounts in thousands, except per share data 9 Three months ended Year Ended 12/31/2015 12/31/2014 12/31/2015 12/31/2014 Revenues (Unaudited) (Unaudited) Rental revenues $21,771 $17,521 $81,172 $64,746 General contracting and real estate services 41,309 32,060 171,268 103,321 Total Revenues 63,080 49,581 252,440 168,067 Expenses Rental expenses 4,948 4,437 19,204 16,667 Real estate taxes 2,110 1,512 7,782 5,743 General contracting and real estate services 40,203 30,947 165,344 98,754 Depreciation and amortization 6,162 4,976 23,153 17,569 General and administrative 2,100 1,943 8,397 7,711 Acquisition, development & other pursuit costs 885 55 1,935 229 Impairment charges 18 - 41 15 Total Expenses 56,426 43,870 225,856 146,688 Operating Income 6,654 5,711 26,584 21,379 Interest income 126 - 126 - Interest expense (3,411) (2,671) (13,333) (10,648) Loss on extinguishment of debt (102) - (512) - Gain on real estate dispositions 4,987 2,211 18,394 2,211 Other income (loss) 72 (90) (110) (113) Income before taxes 8,326 5,161 31,149 12,829 Income tax benefit (provision) 117 65 34 (70) Net Income $8,443 $5,226 $31,183 $12,759 Per Diluted Share $0.19 $0.13 $0.75 $0.36 Weighted Average Shares-Diluted 43,438 39,796 41,383 35,071

FFO, Normalized FFO & Adjusted FFO[1]

$ in thousands, except per share data

	Three months ended				Year Ended December 31,	
	12/31/2015	9/30/2015	6/30/2015	3/31/2015	2015	2014
Funds From Operations		(Unaudited)			(Unaudited)	
Net income	$8,443	$4,337	$10,285	$8,118	$31,183	$12,759
Depreciation and amortization	6,162	6,317	5,766	4,908	23,153	17,569
Gain on real estate dispositions	(4,987)	-	(7,210)	(6,197)	(18,394)	(2,211)
FFO	**$9,618**	**$10,654**	**$8,841**	**$6,829**	**$35,942**	**$28,117**
FFO per diluted share	$0.22	$0.25	$0.22	$0.17	$0.87	$0.80
Normalized FFO						
Acquisition, development & other pursuit costs	885	288	591	171	1,935	229
Loss on extinguishment of debt	102	3	180	227	512	-
Impairment charges	18	-	23	-	41	15
Derivative (income) losses	(9)	51	40	147	229	233
Normalized FFO	**$10,614**	**$10,996**	**$9,675**	**$7,374**	**$38,659**	**$28,594**
Normalized FFO per diluted share	$0.24	$0.26	$0.24	$0.19	$0.93	$0.82
Adjusted FFO						
Non-cash stock compensation	176	173	203	379	931	917
Acquisition, development & other pursuit costs	(885)	(288)	(591)	(171)	(1,935)	(229)
Tenant improvements, leasing commissions[2]	(509)	(992)	(756)	(484)	(2,741)	(5,311)
Leasing incentives[2]	-	-	-	-	-	(462)
Property related capital expenditures	(563)	(640)	(366)	(149)	(1,718)	(1,479)
Non-cash interest expense	215	233	240	318	1,006	514
GAAP Adjustments						
Net effect of straight-line rents	(134)	(309)	(545)	(646)	(1,634)	(1,887)
Amortization of leasing incentives & above (below) market rents	174	170	217	177	738	633
Government development grants	-	300	-	-	300	300
AFFO	**$9,088**	**$9,643**	**$8,077**	**$6,798**	**$33,606**	**$21,590**
AFFO per diluted share	$0.21	$0.23	$0.20	$0.17	$0.81	$0.62
Weighted Average Common Shares Outstanding	27,411	25,958	25,587	25,042	26,006	20,946
Weighted Average Operating Partnership ("OP") Units Outstanding	16,027	15,919	14,769	14,776	15,377	14,125
Total Weighted Average Common shares and OP units outstanding	43,438	41,877	40,356	39,818	41,383	35,071

ARMADA HOFFLER PROPERTIES

(1) See definitions on pages 32-33
(2) Excludes first generation rental space.

10

Outstanding Debt $ in thousands 11 30 Day LIBOR 0.422% (1) Subject to an interest rate swap lock. (2) Includes debt subject to interest rate swap locks. (3) Excludes debt subject to interest rate swap locks. Debt Maturities & Principal Payments Debt Stated Rate Effective Rate as of 12/31/2015 Maturity Date 2016 2017 2018 2019 2020 Thereafter Amount Outstanding as of 12/31/2015 Secured Notes Payable - Core Debt 249 Central Park Retail 5.99% 5.99% 9/8/2016 $15,282 $15,282 South Retail 5.99% 5.99% 9/8/2016 6,742 6,742 Fountain Plaza Retail 5.99% 5.99% 9/8/2016 7,641 7,641 Encore Apartments L+1.95% 2.37% 1/30/2017 25,184 25,184 North Point Note 5 L+2.00% 3.57% (1) 2/1/2017 21 643 664 Oyster Point L+1.40% - 2.00% 2.17% 2/28/2017 6,400 6,400 Harrisonburg Regal 6.06% 6.06% 6/8/2017 207 3,256 3,463 Commonwealth of Virginia - Chesapeake L+1.90% 2.32% 8/28/2017 4,933 4,933 Hanbury Village 6.67% 6.67% 10/11/2017 261 20,709 20,970 Sandbridge Commons L+1.85% 2.27% 1/17/2018 238 247 8,525 9,010 Columbus Village Note 1 L+2.00% 3.05% (1) 4/5/2018 171 179 6,079 6,429 Columbus Village Note 2 L+2.00% 2.42% 4/5/2018 46 47 2,217 2,310 North Point Center Note 1 6.45% 6.45% 2/5/2019 193 205 219 9,352 9,969 Socastee Commons 4.57% 4.57% 1/6/2023 90 95 100 105 109 4,458 4,957 North Point Center Note 2 7.25% 7.25% 9/15/2025 98 105 113 121 130 2,095 2,662 Smith's Landing 4.05% 4.05% 6/1/2035 715 747 779 811 843 17,331 21,226 Liberty Apartments 5.66% 5.66% 11/1/2043 308 325 344 364 385 18,586 20,312 The Cosmopolitan 3.75% 3.75% 7/1/2051 636 660 686 712 739 43,086 46,519 Total - Secured Core Debt $32,649 $63,735 $19,062 $11,465 $2,206 $85,556 $214,673 Secured Notes Payable - Development Pipeline 4525 Main Street L+1.95% 2.37% 1/30/2017 31,613 31,613 Lightfoot Marketplace L+1.90% 2.32% 11/14/2017 7,759 7,759 Johns Hopkins Village L+1.90% 2.32% 7/30/2018 3,968 3,968 Total - Development Pipeline - 39,372 3,968 - - - 43,340 Total Secured Notes Payable $32,649 $103,107 $23,030 $11,465 $2,206 $85,556 $258,013 Unsecured Core Debt Senior unsecured line of credit L+1.40% - 2.00% 2.17% 2/20/2019 74,000 74,000 Senior unsecured term loan L+1.35% - 1.95% 2.12% (1) 2/20/2020 50,000 50,000 Total - Unsecured Core Debt - - - 74,000 50,000 - 124,000 Total Notes Payable excluding GAAP Adjustments $32,649 $103,107 $23,030 $85,465 $52,206 $85,556 $382,013 Balloon Payments 29,281 100,194 20,731 83,333 50,000 5,567 289,106 Principal amortization 3,368 2,913 2,299 2,132 2,206 79,989 92,907 Total Consolidated Debt $32,649 $103,107 $23,030 $85,465 $52,206 $85,556 $382,013 Fixed-rate Debt (2) 32,365 26,924 8,320 11,465 52,206 85,556 216,836 Variable-rate Debt (3) 284 76,183 14,710 74,000 - - 165,177 Total Consolidated Debt $32,649 $103,107 $23,030 $85,465 $52,206 $85,556 $382,013 GAAP Adjustments (4,420) Total Notes Payable $377,593

Core Debt to Core EBITDA(1) $ in thousands 12 Three months ended 12/31/2015 9/30/2015 6/30/2015 3/31/2015 12/31/2014 Net Income $8,443 $4,337 $10,285 $8,118 $5,226 Excluding: Interest expense 3,411 3,518 3,358 3,046 2,671 Income tax (117) 118 (4) (31) (65) Depreciation and amortization 6,162 6,317 5,766 4,908 4,976 Gain on real estate dispositions (4,987) - (7,210) (6,197) (2,211) EBITDA $12,912 $14,290 $12,195 $9,844 $10,597 Adjustments to EBITDA: Loss on extinguishment of debt 102 3 180 227 - Derivative (income) losses (9) 51 40 147 110 Non-cash stock compensation 176 173 203 379 197 Development Pipeline (606) (738) (1,086) (1,386) (802) Total Other Adjustments (337) (511) (663) (633) (495) Core EBITDA $12,575 $13,779 $11,532 $9,211 $10,102 Total Debt (2) $382,013 $421,442 $388,288 $382,501 $360,671 Adjustments to Debt: (Less) Development Pipeline (2) (43,340) (37,987) (80,877) (126,554) (116,158) (Less) Cash & restricted cash (29,813) (19,434) (30,446) (35,505) (30,107) Core Debt $308,860 $364,021 $276,965 $220,442 $214,406 Core Debt/Annualized Core EBITDA 6.1x 6.6x 6.0x 6.0x 5.3x (1) See definitions on page 34 (2) Excludes GAAP adjustments

Debt Information $ in thousands 13 (1) Excludes debt subject to interest rate swap locks. (2) Includes debt subject to interest rate swap locks. (3) Excludes GAAP adjustments. (4) Includes interest rate caps less than or equal to 1.50% Fixed - rate & Hedged Debt (4) 100% $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2016 2017 2018 2019 2020 2021 and thereafter ($ In Thousands) Debt Maturities & Principal Payments Total Debt Composition Weighted Average Percent of Debt Interest Rate Maturity Secured vs. Unsecured Debt Unsecured Debt 32.8% 2.2% 3.5 Yrs Secured Debt 67.2% 1.7% 4.6 Yrs Variable vs. Fixed-rate Debt Variable-rate Debt (1) 43.2% 2.2% 2.6 Yrs Fixed-rate Debt (2)(3) 56.8% 5.0% 16.8 Yrs Fixed-rate and Hedged Debt (2)(3)(4) 100.0% Total 3.5% 8.8 Yrs Interest Rate Cap Agreements At or Below 1.50% Effective Date Maturity Date Strike Rate Notional Amount September 1, 2013 March 1, 2016 1.50% $40,000 October 4, 2013 April 1, 2016 1.50% 18,500 March 14, 2014 March 1, 2017 1.25% 50,000 October 26, 2015 October 15, 2017 1.25% 75,000 Total Interest Rate Caps at or Below 1.50% $183,500 Fixed-rate Debt (2)(3) 216,836 Fixed-rate and Hedged Debt $400,336 % of Total (3) 100.0%

Property Portfolio

As of 12/31/15

Property	Anchor Tenant	Location	Town Center	Unencumbered ABR	Year Built	Net Rentable Square Feet(1)	Core Occupancy (2)	ABR (3)	ABR per Leased SF(3)
Retail Properties - Excluding Properties Subject to Ground Lease									
249 Central Park Retail(4)	Cheesecake Factory, Brooks Brothers, Gordon Biersch	Virginia Beach, VA	✓	-	2004	91,366	89.7%	$2,291,649	$27.98
Bermuda Crossroads	Food Lion, OfficeMax	Chester, VA		100%	2001	111,566	91.3%	1,450,214	14.23
Broad Creek Shopping Center	Home Depot, Food Lion, PetSmart	Norfolk, VA		100%	1997-2001	227,659	98.8%	3,169,973	14.09
Columbus Village	Barnes & Noble	Virginia Beach, VA	✓	-	1980-2013	66,594	93.5%	1,200,454	19.27
Commerce Street Retail(5)	Yard House	Virginia Beach, VA	✓	100%	2008	19,173	100.0%	788,234	41.11
Courthouse 7-Eleven	7-Eleven	Virginia Beach, VA		100%	2011	3,177	100.0%	125,015	39.35
Dick's at Town Center	Dick's Sporting Goods, USI	Virginia Beach, VA	✓	100%	2002	103,335	100.0%	1,221,866	11.82
Dimmock Square	Best Buy, Old Navy	Colonial Heights, VA		100%	1998	106,166	97.2%	1,723,682	16.71
Fountain Plaza Retail	Ruth's Chris, Ann Taylor	Virginia Beach, VA	✓	-	2004	35,961	100.0%	1,031,983	28.70
Gainsborough Square	Food Lion, Rite Aid	Chesapeake, VA		100%	1999	88,862	87.8%	1,183,308	15.16
Greentree Shopping Center	Wawa	Chesapeake, VA		100%	2014	15,751	85.7%	283,246	20.97
Hanbury Village	Walgreens, Starbucks	Chesapeake, VA		32%	2006-2009	61,049	92.8%	1,347,642	23.78
Harrisonburg Regal	Regal Cinemas	Harrisonburg, VA		-	1999	49,000	100.0%	683,550	13.95
North Point Center	Kroger, PetSmart, BB&B, Costco	Durham, NC		52%	1998-2009	215,690	95.9%	2,526,028	12.21
Parkway Marketplace	Rite Aid	Virginia Beach, VA		100%	1998	37,804	100.0%	751,484	19.88
Perry Hall Marketplace	Safeway	Perry Hall, MD		100%	2001	74,256	98.0%	1,166,761	16.04
Providence Plaza	Edward Jones, Chipoltle, Choate Const.	Charlotte, NC		100%	2007-2008	103,118	97.4%	2,491,308	24.79
Sandbridge Commons	Heartland Dental	Virginia Beach, VA		-	2015	16,156	79.3%	259,150	20.24
South Retail	lululemon, free people	Virginia Beach, VA	✓	-	2002	38,515	100.0%	936,020	24.30
Socastee Commons	Bi-Lo	Myrtle Beach, SC		-	2000-2014	57,573	100.0%	661,896	11.50
Stone House Square	Weis Markets	Hagerstown, MD		100%	2008	108,693	90.4%	1,560,983	15.89
Studio 56 Retail	McCormick & Schmick's	Virginia Beach, VA	✓	100%	2007	11,594	100.0%	373,360	32.20
Total / Weighted Avg Retail Portfolio				**66%**		**1,643,058**	**95.5%**	**$27,227,808**	**$17.35**

(1) The net rentable square footage for each of our retail properties is the sum of (a) the square footage of existing leases, plus (b) for available space, the field verified square footage.
(2) Occupancy for each of our retail properties is calculated as (a) square footage under executed leases as of December 31, 2015, divided by (b) net rentable square feet, expressed as a percentage.
(3) For the properties in our retail portfolios, annualized base rent, or ABR, is calculated by multiplying (a) base rental payments for executed leases as of December 31, 2015 (defined as cash base rents before abatements) excluding tenant reimbursements for expenses paid by the landlord), by (b) 12. ABR per leased square foot is calculated by dividing (a) ABR, by (b) square footage under executed leases as of December 31, 2015. In the case of triple net or modified gross leases, ABR does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses. Excludes the square footage of land subject to ground leases
(4) As of December 31, 2015, the Company occupied 8,995 square feet at this property at an ABR of $295,900, or $32.90 per leased square foot, which amounts are reflected in this table. The rent paid by us is eliminated in accordance with GAAP.
(5) Includes $32,760 of ABR pursuant to a rooftop lease.

ARMADA HOFFLER PROPERTIES

14

Property Portfolio - Continued

As of 12/31/15

Property	Anchor Tenant	Location	Town Center	Unencumbered ABR	Year Built	Net Rentable Square Feet (RSF)[1] Core Properties	Development Properties	Total	Core Occupancy[2]	Development Leased[2]	ABR[3]	ABR per Leased SF[3]
Office Properties												
4525 Main Street	Clark Nexsen, Anthropologie, west elm	Virginia Beach, VA	✓	-	2014	-	237,893	237,893	-	57.8%	$3,833,278	$27.90
Armada Hoffler Tower[4]	AHH, Troutman Sanders, Williams Mullen	Virginia Beach, VA	✓	100%	2002	323,970	-	323,970	97.6%	-	8,742,774	27.65
Commonwealth of VA - Chesapeake	Commonwealth of VA	Chesapeake, VA		-	2015	36,227	-	36,227	100.0%	-	645,927	17.83
Commonwealth of VA - Virginia Beach	Commonwealth of VA	Virginia Beach, VA		100%	2015	11,139	-	11,139	100.0%	-	245,058	22.00
One Columbus	BB&T, HBA	Virginia Beach, VA	✓	100%	1984	129,424	-	129,424	93.2%	-	2,898,551	24.04
Oyster Point	GSA, SunTrust Bank	Newport News, VA		-	1989	100,139	-	100,139	83.8%	-	1,734,946	20.67
Richmond Tower	Williams Mullen	Richmond, VA		100%	2010	206,969	-	206,969	98.6%	-	7,885,208	38.64
Two Columbus	The Art Institute, Kimley-Horn	Virginia Beach, VA	✓	100%	2009	108,448	-	108,448	97.5%	-	2,830,859	26.77
Total / Weighted Average Office Portfolio				78%		916,316	237,893	1,154,209	95.8%	57.8%	$28,816,601	$28.38
Retail Properties Subject to Ground Lease												
Bermuda Crossroads[5]	IHOP, O'Charley's	Chester, VA		-	2001	11,000	-	11,000	100.0%	-	$163,350	$14.85
Broad Creek Shopping Center[6]	7-Eleven, Ruby Tuesdays, Home Depot	Norfolk, VA		-	1997-2001	24,818	-	24,818	100.0%	-	597,564	24.08
Greentree Shopping Center	Wawa	Chesapeake, VA		-	2014	5,088	-	5,088	100.0%	-	230,004	45.21
Hanbury Village[5]	Harris Teeter, Walgreens	Chesapeake, VA		-	2006-2009	55,586	-	55,586	100.0%	-	1,067,598	19.21
North Point Center[5]	Home Depot, Costco	Durham, NC		15%	1998-2009	280,556	-	280,556	100.0%	-	1,083,666	3.86
Sandbridge Commons	Harris Teeter	Virginia Beach, VA		-	2015	53,288	-	53,288	100.0%	-	583,000	10.94
Stone House Square	Capitol One Bank	Hagerstown, MD		100%	2008	3,650	-	3,650	100.0%	-	165,000	45.21
Tyre Neck Harris Teeter[6]	Harris Teeter	Portsmouth, VA		100%	2011	48,859	-	48,859	100.0%	-	508,134	10.40
Total / Weighted Avg Retail Portfolio Subject to Ground Leases				19%		482,845	-	482,845	100.0%	-	$4,398,316	$9.11

Multifamily	Location	Town Center	Unencumbered ABR	Year Built	Units Core Properties	Development Properties	Total	Core Occupancy[2]	Development Occupancy[2]	ABR[7]	ABR per Occupied RSF[8]
Encore Apartments	Virginia Beach, VA	✓	-	2014	286	-	286	87.4%	-	$3,707,184	$1.74
Liberty Apartments[9]	Newport News, VA		-	2014	197	-	197	94.2%	-	2,131,824	1.32
Smith's Landing[10]	Blacksburg, VA		-	2009	284	-	284	98.6%	-	3,539,076	1.11
The Cosmopolitan[9]	Virginia Beach, VA	✓	-	2006	342	-	342	96.2%	-	6,230,016	1.64
Total / Weighted Avg Multifamily Portfolio			-		1,109	-	1,109	94.2%	-	$15,608,100	$1.45

(1) The net rentable square footage for each of our office properties is the sum of (a) the square footage of existing leases, plus (b) for available space, management's estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally consistent with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines.

(2) Occupancy for each of our office properties is calculated as (a) square footage under executed leases as of December 31, 2015, divided by (b) net rentable square feet, expressed as a percentage. Occupancy for our multifamily properties is calculated as (a) total units occupied as of December 31, 2015, divided by (b) total units available, expressed as a percentage.

(3) For the properties in our office portfolios, annualized base rent, or ABR, is calculated by multiplying (a) base rental payments for executed leases as of December 31, 2015 (defined as cash base rents (before abatements) excluding tenant reimbursements for expenses paid by the landlord), by (b) 12. ABR per leased square foot is calculated by dividing (a) ABR, by (b) square footage under executed leases as of December 31, 2015. In the case of triple net or modified gross leases, ABR does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

(4) As of December 31,2015, the Company occupied 18,984 square feet at this property at an ABR of $559,294 or $29.46 per leased square foot, which amounts are reflected in this table. The rent paid by us is eliminated in accordance with GAAP. In addition, effective March 1, 2013, the Company subleases approximately 5,000 square feet of space from a tenant at this property.

(5) Pursuant to this ground lease, the Company owns the land and the tenant owns the improvements thereto. The Company will succeed to the ownership of the improvements to the land upon the termination of the ground lease.

(6) The Company leases the land underlying this property and re-leases it to our tenant under a ground lease pursuant to which our tenant owns the improvements on the land.

(7) For the properties in our multifamily portfolio, annualized base rent, or ABR, is calculated by multiplying (a) base rental payments for the month ended December 31, 2015 by (b) 12.

(8) ABR per occupied rentable square foot is calculated by dividing (a) ABR, by (b) net rentable square footage of occupied units as of December 31, 2015.

(9) The ABR for Liberty and Cosmopolitan excludes $206,000 and $912,000 from ground floor retail leases, concurrently.

(10) The Company leases the land underlying this property pursuant to a ground lease.

ARMADA HOFFLER PROPERTIES

15

Development Pipeline

$ in thousands

4525 Main Street



Johns Hopkins Village



Lightfoot Marketplace



Point Street Apts.



				Schedule[1]						
Development, Not Delivered	**Property Type**	**Estimated**	**% Leased**	**Start**	**Initial Occupancy**	**Stabilized Operation[2]**	**Estimated Cost[1]**	**Cost to Date**	**AHH Ownership %**	**Anchor Tenants**
Johns Hopkins Village Baltimore, MD	Multifamily	157 units	55%	1Q15	3Q16	3Q16	$68,000	$30,000	80%[3]	CVS[4]
Brooks Crossing Phase 1 Newport News, VA	Mixed-use	50,000 sf	NA	3Q15	3Q16	3Q17	10,000	1,000	65%[3]	LOI outstanding
Lightfoot Marketplace Williamsburg, VA	Retail	109,000 sf [5]	71%	3Q14	3Q16	2Q17	24,000	16,000	60%[3]	Harris Teeter, CHKD
				Total Development, Not Delivered			102,000	47,000		
Development, Delivered Not Stabilized										
4525 Main Street Virginia Beach, VA	Office	239,000 sf	58%	1Q13	3Q14	2Q17	51,000	45,000	100%	Clark Nexsen, Development Authority of Virginia Beach, Anthropologie
						Total	$153,000	$92,000		
Joint Ventures and Other Investments							**Option Purchase Price**	**Loan Balance**		
Point Street Apartments Inner Harbor Baltimore, MD $23M Mezzanine Loan at 8% interest	Multifamily	289 units	NA	1Q16	3Q17	3Q18	93,000	8,000	Option to purchase 88% within 27 months of completion	

	Q4 2015	Year to Date
Capitalized Interest	$172	$811
Capitalized Overhead	$497	$2,088

(1) Represents the expected estimates that may change as the development process proceeds
(2) First full stabilized quarter
(3) AHH earns a preferred return on equity prior to any distributions to JV Partners
(4) Ground floor retail tenant
(5) Includes space subject to ground lease

ARMADA HOFFLER PROPERTIES

16

Acquisitions & Dispositions

$ in thousands

ACQUISITIONS

Properties	Location	Square Feet	Purchase Price [1]	Cash Cap Rate	Purchase Date	Property Type	% Leased as of 12/31/15	Anchor Tenants
Retail Portfolio (11 properties)	Mid-Atlantic	1,082,681	$170,500	7.2%	1Q16	Retail	94%	Harris Teeter, Bed Bath & Beyond
Providence Plaza	Charlotte, NC	103,118	$26,200	7.3%	3Q15	Retail	97%	Chipotle
Socastee Commons	Myrtle Beach, SC	57,573	$8,600	7.3%	3Q15	Retail	100%	BiLo
Columbus Village	Virginia Beach, VA	65,746	$21,025	6.4%	3Q15	Retail	100%	Barnes & Noble
Perry Hall Marketplace & Stone House Square	Maryland	182,949	$39,555	7.4%	2Q15	Retail	93%	Safeway & Weis Markets
Dimmock Square	Colonial Heights, VA	106,166	$19,662	7.3%	3Q14	Retail	100%	Old Navy, Best Buy, Pier 1
Total/Weighted Average		1,598,233	$285,542	7.2%				

DISPOSITIONS

Properties	Location	Square Feet/Units	Sale Price	Cash Cap Rate	Disposition Date	Property Type	% Leased at closing	Anchor Tenants
Oyster Point	Newport News, VA	100,139	$6,500	TBD	1Q17 [2]	Office	84% [3]	GSA
Richmond Tower	Richmond, VA	206,969	$78,000	7.9%	1Q16	Office	99%	Williams Mullen
Oceaneering	Chesapeake, VA	154,000	$30,000	6.7%	4Q15	Office	100%	Oceaneering International
Whetstone Apartments	Durham, NC	203 units	$35,625	5.7%	2Q15	Multifamily	26%	NA
Sentara Williamsburg	Williamsburg, VA	49,200	$15,450	6.3%	1Q15	Office	100%	Sentara
Virginia Natural Gas	Virginia Beach, VA	31,000	$8,900	6.3%	4Q14	Office	100%	Virginia Natural Gas
Total/Weighted Average		541,308sf/ 203 units	$174,475	7.0%				



(1) Non-GAAP purchase price

(2) Anticipated closing date. The disposition is subject to customary conditions and, accordingly, there can be no assurance that this transaction will be completed on the terms set forth herein or at all.

(3) As of 12/31/15

ARMADA HOFFLER PROPERTIES

17

Construction Business Summary $ in thousands 18 Gross Profit Summary Q4 2015 Trailing 12 Months Revenue $41,309 $171,268 Expense (40,203) (165,344) Gross Profit $1,106 $5,924 (Unaudited) Location Total Contract Value Work in Place as of 12/31/2015 Backlog Estimated Date of Completion Highlighted Projects Exelon Baltimore, MD $178,932 $152,034 $26,898 2Q 2016 27th Street Hotel Virginia Beach, VA 50,977 10,621 40,356 2Q 2017 Four Seasons Condominium Expansion Baltimore, MD 36,369 28,958 7,411 1Q 2016 Sub Total $266,278 $191,613 $74,665 All Other Projects 136,589 127,821 8,768 Total $402,867 $319,434 $83,433

Same Store NOI by Segment

$ in thousands
(Reconciliation to GAAP located in appendix pg. 36)

	Three months ended				Year Ended			
	12/31/2015	12/31/2014	$ Change	% Change	12/31/2015	12/31/2014	$ Change	% Change
Office[(1)]				(Unaudited)				
Revenue	$6,182	$6,243	($61)	-1.0%	$24,698	$24,615	$83	0.3%
Expenses	2,013	2,020	(7)	-0.3%	8,175	8,140	35	0.4%
Net Operating Income	4,169	4,223	(54)	-1.3%	16,523	16,475	48	0.3%
Retail[(1)]								
Revenue	6,632	6,318	314	5.0%	23,948	22,986	962	4.2%
Expenses	1,904	1,793	111	6.2%	7,160	6,962	198	2.8%
Net Operating Income	4,728	4,525	203	4.5%	16,788	16,024	764	4.8%
Multifamily[(1)]								
Revenue	3,090	2,974	116	3.9%	12,159	11,638	521	4.5%
Expenses	1,336	1,277	59	4.6%	5,249	5,148	101	2.0%
Net Operating Income	1,754	1,697	57	3.4%	6,910	6,490	420	6.5%
Same Store Net Operating Income (NOI), GAAP basis	$10,651	$10,445	$206	2.0%	$40,221	$38,989	$1,232	3.2%
Net effect of straight-line rents	66	(206)	272		(103)	(1,059)	956	
Amortization of lease incentives and above (below) market rents	146	152	(6)		562	613	(51)	
Same store portfolio NOI, cash basis	$10,863	$10,391	$472	4.5%	$40,680	$38,543	$2,137	5.5%
Cash Basis:								
Office	$4,114	$3,993	$121	3.0%	$16,098	$15,120	$978	6.5%
Retail	4,981	4,670	311	6.7%	17,569	16,817	752	4.5%
Multifamily	1,768	1,728	40	2.3%	7,014	6,606	408	6.2%
	$10,863	$10,391	$472	4.5%	$40,680	$38,543	$2,137	5.5%
GAAP Basis:								
Office	$4,169	$4,223	($54)	-1.3%	$16,523	$16,475	$48	0.3%
Retail	4,728	4,525	203	4.5%	16,788	16,024	764	4.8%
Multifamily	1,754	1,697	57	3.4%	6,910	6,490	420	6.5%
	$10,651	$10,445	$206	2.0%	$40,221	$38,989	$1,232	3.2%

ARMADA HOFFLER PROPERTIES

(1) See page 35 for Same Store vs. Non - Same Store Properties

19

Top 10 Tenants by Annualized Base Rent

$ in thousands
As of December 31, 2015

Office Portfolio - Top 10 Tenants

Tenant	Number of Leases	Lease Expiration	Annualized Base Rent	% of Office Portfolio Annualized Base Rent	% of Total Portfolio Annualized Base Rent
Williams Mullen	3	2026	$ 8,857	30.7%	11.6%
Clark Nexsen	1	2029	2,438	8.5%	3.2%
Cherry Bekaert	3	2022	977	3.4%	1.3%
Hampton University	2	2024	973	3.4%	1.3%
Commonwealth of Virginia	2	2030	891	3.1%	1.2%
GSA	1	2017	855	3.0%	1.1%
Pender & Coward	1	2030	819	2.8%	1.1%
Troutman Sanders	1	2025	806	2.8%	1.1%
The Art Institute	1	2019	803	2.8%	1.1%
Kimley-Horn	1	2018	703	2.4%	0.9%
Top 10 Total			$ 18,121	**62.9%**	**23.8%**

Retail Portfolio - Top 10 Tenants

Tenant	Number of Leases	Lease Expiration	Annualized Base Rent	% of Retail Portfolio Annualized Base Rent	% of Total Portfolio Annualized Base Rent
Home Depot	2	2019	$ 2,190	6.9%	2.9%
Harris Teeter	2	2030	1,505	4.8%	2.0%
Food Lion	3	2020	1,283	4.1%	1.7%
Dick's Sporting Goods	1	2020	840	2.7%	1.1%
Weis Markets	1	2028	802	2.5%	1.1%
Safeway	2	2021	798	2.5%	1.0%
Regal Cinemas	1	2019	684	2.2%	0.9%
PetSmart	2	2021	649	2.1%	0.9%
Kroger	1	2018	553	1.7%	0.7%
Yard House	1	2023	538	1.7%	0.7%
Top 10 Total			$ 9,842	**31.1%**	**12.9%**

ARMADA HOFFLER PROPERTIES

See Page 30 for top 10 tenants after the Richmond Tower disposition and acquisition of the 6 core retail properties in the recently closed portfolio transaction

20

Office Lease Summary 21 Renewal Lease Summary GAAP Cash Quarter Number of Leases Signed Net rentable SF Signed Leases Expiring Net rentable SF Expiring Contractual Rent per SF Prior Rent per SF Annual Change in Rent per SF Contractual Rent per SF Prior Rent per SF Annual Change in Rent per SF Weighted Average Lease Term (yrs) TI & LC TI & LC per SF Q4 2015 2 5,708 2 3,947 $24.50 $23.50 $1.01 $24.39 $23.68 $0.71 1.31 $3,682 $0.65 Q3 2015 4 16,609 4 9,554 23.69 22.29 1.40 24.28 23.81 0.46 5.95 138,923 8.36 Q2 2015 - - - - - - - - - - - - - Q1 2015 1 1,120 1 2,153 37.00 37.00 - 37.00 37.00 - 4.00 3,315 2.96 New Lease Summary (1) Quarter Number of Leases Signed Net rentable SF Signed Contractual Rent per SF Weighted Average Lease Term (yrs) TI & LC TI & LC per SF Q4 2015 2 9,920 $30.13 7.17 $421,094 $42.45 Q3 2015 3 13,500 21.37 6.02 166,463 12.33 Q2 2015 1 3,500 18.25 3.00 22,345 6.38 Q1 2015 - - - - - - (1) Excludes new leases from properties in development

Office Lease Expirations 22 Year of Lease Expiration Number of Leases Expiring Square Footage of Leases Expiring (1) % Portfolio Net Rentable Square Feet Annualized Base Rent % of Portfolio Annualized Base Rent Annualized Base Rent per Leased Square Foot Available - 138,936 12.0% - $ - - $ 2016 15 20,204 1.8% 542,980 1.9% 26.87 2017 8 70,966 6.1% 1,715,975 6.0% 24.18 2018 20 160,652 13.9% 4,492,140 15.6% 27.96 2019 16 103,761 9.0% 2,484,581 8.6% 23.95 2020 4 52,028 4.5% 1,337,775 4.6% 25.71 2021 6 52,009 4.5% 1,257,492 4.4% 24.18 2022 3 48,117 4.2% 1,326,903 4.6% 27.58 2023 5 53,560 4.6% 1,284,542 4.5% 23.98 2024 0 60,751 5.3% 1,659,613 5.8% 27.32 2025 4 43,292 3.8% 1,264,013 4.4% 29.20 2026 3 16,822 1.5% 399,883 1.4% 23.77 Thereafter 9 333,111 28.9% 11,050,704 38.3% 33.17 Total / Weighted Average 93 1,154,209 100.0% 28,816,601 $ 100.0% $28.38 1.9% 6.0% 15.6% 8.6% 4.6% 4.4% 4.6% 4.5% 5.8% 4.4% 1.4% 38.3% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% (1) Includes development properties in lease up

Retail Lease Summary 23 Renewal Lease Summary GAAP Cash Quarter Number of Leases Signed Net rentable SF Signed Leases Expiring Net rentable SF Expiring Contractual Rent per SF Prior Rent per SF Annual Change in Rent per SF Contractual Rent per SF Prior Rent per SF Annual Change in Rent per SF Weighted Average Lease Term (yrs) TI & LC TI & LC per SF Q4 2015 6 33,274 4 27,146 $20.63 $18.73 $1.89 $20.55 $19.45 $1.09 4.54 - $ - $ Q3 2015 11 28,760 5 24,491 25.03 24.67 0.37 23.96 26.42 (2.46) 2.68 96,077 3.34 Q2 2015 4 10,352 3 5,255 19.81 17.65 2.16 19.37 19.25 0.11 4.37 - - Q1 2015 - - 4 12,120 - - - - - - - - - New Lease Summary Quarter Number of Leases Signed Net rentable SF Signed Contractual Rent per SF Weighted Average Lease Term (yrs) TI & LC TI & LC per SF Q4 2015 4 24,825 $21.83 6.64 $421,094 $16.96 Q3 2015 1 3,606 19.00 10.00 42,190 11.70 Q2 2015 3 5,012 13.69 5.59 65,253 13.02 Q1 2015 4 20,531 18.00 9.08 1,575,260 76.73 (1) Excludes new leases from properties in development

Retail Lease Expirations 24 Year of Lease Expiration Number of Leases Expiring Square Footage of Leases Expiring (1) % Portfolio Net Rentable Square Feet Annualized Base Rent % of Portfolio Annualized Base Rent Annualized Base Rent per Leased Square Foot Available - 73,318 4.5% - $ - - $ 2016 35 80,932 4.9% 1,801,982 6.6% 22.27 2017 27 136,361 8.3% 2,010,077 7.4% 14.74 2018 45 232,282 14.1% 4,186,759 15.4% 18.02 2019 32 352,718 21.5% 5,311,612 19.5% 15.06 2020 32 225,792 13.7% 3,352,617 12.3% 14.85 2021 13 145,268 8.8% 2,329,277 8.6% 16.03 2022 11 112,092 6.8% 1,722,131 6.3% 15.36 2023 8 70,386 4.3% 1,798,522 6.6% 25.55 2024 7 54,779 3.3% 1,241,686 4.6% 22.67 2025 11 48,178 2.9% 1,363,419 5.0% 28.30 2026 5 20,151 1.2% 476,553 1.8% 23.65 Thereafter 6 90,801 5.5% 1,633,172 6.0% 17.99 Total / Weighted Average 232 1,643,058 100.0% 27,227,808 $ 100.0% $17.35 6.6% 7.4% 15.4% 19.5% 12.3% 8.6% 6.3% 6.6% 4.6% 5.0% 1.8% 6.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% (1) Includes development properties in lease up

Components of Net Asset Value Stabilized Portfolio Cash NOI ÷ Market Cap Rate = Stabilized Portfolio Value Investment in Development Pipeline Trailing 12 Months General Contracting and Real Estate Services x Appropriate Multiple = TRS Value Other Assets Liabilities NAV 25

Net Asset Value Component Data In thousands 26 Stabilized Portfolio NOI (Cash) Taxable REIT Subsidiary (TRS) Three months ended Annualized Trailing 12 Months 12/31/2015 12/31/2015 12/31/2015 Diversified Portfolio General contracting and real estate services $5,924 Office $2,350 $9,402 Retail 5,417 21,667 Other Assets Multifamily 965 3,860 Other Assets As of 12/31/2015 Total Diversified Portfolio NOI $8,732 $34,928 Cash and Cash Equivalents $26,989 Restricted Cash 2,824 Virginia Beach Town Center Accounts Receivable 21,982 Office (1) $2,342 $9,368 Notes Receivable 7,825 Retail (1) 1,618 6,472 Construction receivables, including retentions 36,535 Multifamily 1,708 6,833 Other Assets 44,949 Total Virginia Beach Town Center NOI $5,668 $22,673 Total Other Assets $141,104 Stabilized Portfolio NOI (Cash) $14,400 $57,602 Liabilities & Share Count As of 12/31/2015 Development Pipeline Liabilities Mortgages and notes payable $377,593 12/31/2015 Accounts payable and accrued liabilities 6,472 Income producing property $41,000 Construction payables, including retentions 52,067 Construction in progress 46,750 Other Liabilities 27,695 Other assets 4,250 Total Liabilities $463,827 Total cost to date (p. 16) $92,000 Three months ended Land held for development 1,180 Share Count 12/31/2015 Weighted average common shares outstanding 27,411 Weighted average operating partnership ("OP") Units Outstanding 16,027 Total weighted average common shares and OP units outstanding 43,438 (1) Includes leases for space occupied by Armada Hoffler which are eliminated for GAAP purposes

Retail Portfolio Acquisition 27

Retail Portfolio Acquisition

$ in thousands

	SF	Anchors (Shadow)	Occupancy[1]	NOI[2]	% of Total Portfolio NOI
Property - To Hold (Core Retail Properties)					
South Square Raleigh-Durham-Chapel Hill, NC	109,590	Ross, Petco, Office Depot, (Target), (Sam's Club)	100%		
Patterson Place Raleigh-Durham-Chapel Hill, NC	160,942	Bed Bath & Beyond, PetSmart, Total Wine & More, A.C. Moore, (The Home Depot), (Kohl's), (Kroger)	100%		
Wendover Village Winston-Salem, NC	135,758	Bed Bath & Beyond, Golfsmith, T.J. Maxx, Petco, Five Below, (Costco)	100%		
Alexander Pointe Charlotte, NC	57,710	Harris Teeter	100%		
Harper Hill Commons Greensboro, NC	96,914	Harris Teeter	79%		
Northhampton Market Greenville-Spartanburg, SC	114,935	Petsmart, Hobby Lobby, Dollar Tree, (Target)	96%		
Sub Total/Weighted Average	675,849		96%	9,100	75%
Properties Under Evaluation					
Willowbrook Commons Nashville, TN	93,600	Kroger	91%		
Oakland Marketplace Memphis, TN	64,600	Kroger	96%		
Waynesboro Commons Waynesboro, VA	52,415	Kroger	100%		
Broadmoor Plaza South Bend, IN	115,059	Kroger, Staples, Jo-Ann Fabrics	94%		
Kroger Junction, Pasadena, TX	81,158	Kroger, Family Dollar	78%		
Sub Total/Weighted Average	406,832		91%	3,100	25%
Total/Weighted Average	1,082,681		94%	$12,200	100%



Property Key
Office
Retail
Multifamily
Cavalier - Core
Cavalier - Non-Core
Previous Construction & Development
Current Portfolio & Development Pipeline

ARMADA HOFFLER PROPERTIES

(1) As of January 14, 2016
(2) Based on 2016 budget adjusted for a full year of operation

28

NOI Contribution As of 12/31/15 Proforma(1) Reflects January closing of Richmond Tower and the acquisition of the 6 Core Retail properties in recently closed portfolio transaction 29 Retail 43% Multifamily 17% General Contracting 7% Office 33% Retail 56% Multifamily 16% General Contracting 7% Office 21%

Proforma Top 10 Tenants

$ in thousands

As of 12/31/15

Office

Tenant	Annualized Base Rent	% of Retail Portfolio	% of Total Portfolio
Williams Mullen	$ 8,857	30.7%	11.6%
Clark Nexsen	2,438	8.5%	3.2%
Cherry Bekaert	977	3.4%	1.3%
Hampton University	973	3.4%	1.3%
Commonwealth of Virginia	891	3.1%	1.2%
GSA	855	3.0%	1.1%
Pender & Coward	819	2.8%	1.1%
Troutman Sanders	806	2.8%	1.1%
The Art Institute	803	2.8%	1.1%
Kimley-Horn	703	2.4%	0.9%
Top 10 Total	$ 18,121	**62.9%**	**23.8%**

Retail

Tenant	Annualized Base Rent	% of Retail Portfolio	% of Total Portfolio
Home Depot	$ 2,190	6.9%	2.9%
Harris Teeter	1,505	4.8%	2.0%
Food Lion	1,283	4.1%	1.7%
Dick's Sporting Goods	840	2.7%	1.1%
Weis Markets	802	2.5%	1.1%
Safeway	798	2.5%	1.0%
Regal Cinemas	684	2.2%	0.9%
PetSmart	649	2.1%	0.9%
Kroger	553	1.7%	0.7%
Yard House	538	1.7%	0.7%
Top 10 Total	$ 9,842	**31.1%**	**12.9%**

Proforma[(1)]

Office

Tenant	Annualized Base Rent	% of Office Portfolio	% of Total Portfolio
Clark Nexsen	$ 2,438	11.6%	3.1%
Williams Mullen	1,494	7.1%	1.9%
Hampton University	973	4.6%	1.3%
Commonwealth of Virginia	891	4.3%	1.1%
GSA	855	4.1%	1.1%
Pender & Coward	819	3.9%	1.1%
Troutman Sanders	806	3.8%	1.0%
The Art Institute	803	3.8%	1.0%
Cherry Bekaert	735	3.5%	0.9%
Kimley-Horn	703	3.4%	0.9%
Top 10 Total	$ 10,516	**50.2%**	**13.6%**

Retail

Tenant	Annualized Base Rent	% of Retail Portfolio	% of Total Portfolio
Harris Teeter	$ 2,853	9.0%	3.7%
Home Depot	2,190	6.9%	2.8%
Food Lion	1,283	4.0%	1.7%
PetSmart	1,137	3.6%	1.5%
Bed, Bath & Beyond	1,077	3.4%	1.4%
Dick's Sporting Goods	840	2.6%	1.1%
Weis Markets	802	2.5%	1.0%
Safeway	798	2.5%	1.0%
Ross	755	2.4%	1.0%
Petco	739	2.3%	1.0%
Top 10 Total	$ 12,473	**39.3%**	**16.1%**

ARMADA HOFFLER PROPERTIES

(1) Reflects January closing of Richmond Tower and the acquisition of the 6 Core Retail properties in recently closed portfolio transaction

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Appendix – Definitions & Reconciliations

Definitions Net Operating Income: We calculate Net Operating Income (“NOI”) as property revenues (base rent, expense reimbursements and other revenue) less property expenses (rental expenses and real estate taxes). Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, NOI should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business. Funds From Operations: We calculate Funds From Operations (“FFO”) in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as net income (loss) (calculated in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding gains (or losses) from sales of depreciable operating property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because it believes that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared period-over-period, captures trends in occupancy rates, rental rates and operating costs. Other equity REITs may not calculate FFO in accordance with the NAREIT definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. 32

Definitions Normalized Funds From Operations: We calculate Normalized Funds From Operations (“Normalized FFO") as FFO calculated in accordance with the standards established by NAREIT, adjusted for acquisition, development and other pursuit costs, gains or losses from the early extinguishment of debt, impairment charges, mark-to-market adjustments on interest rate derivatives and other noncomparable items. Management believes that the computation of FFO in accordance to NAREIT’s definition includes certain items that are not indicative of the results provided by the Company’s operating portfolio and affect the comparability of the Company’s period-over-period performance. Our calculation of Normalized FFO differs from NAREIT's definition of FFO. Other equity REITs may not calculate Normalized FFO in the same manner as us, and, accordingly, our Normalized FFO may not be comparable to other REITs' Normalized FFO. Adjusted Funds From Operations: We calculate Adjusted Funds From Operations (“AFFO”) as Normalized FFO adjusted for the impact of non-cash stock compensation, acquisition, development and other pursuit costs, tenant improvement, leasing commission and leasing incentive costs associated with second generation rental space, capital expenditures, non-cash interest expense, straight-line rents, the amortization of leasing incentives and above (below) market rents and proceeds from government development grants. Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures and, accordingly, our AFFO may not always be comparable to AFFO or other similarly entitled FFO measures of other REITs. 33

Definitions EBITDA: We calculate EBITDA as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes and depreciation and amortization. We also exclude gains (or losses) from sales of depreciable operating property from our calculation of EBITDA. Management believes EBITDA is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results. Core EBITDA: We calculate Core EBITDA as EBITDA, excluding certain items, including, but not limited to, debt extinguishment losses, mark-to-market adjustments on interest rate derivatives, non-cash stock compensation and the impact of development pipeline projects that are still in lease-up. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Management believes that Core EBITDA provides useful supplemental information to investors regarding our ongoing operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Core EBITDA or similarly entitled measures and, accordingly, our Core EBITDA may not always be comparable to Core EBITDA or other similarly entitled measures of other REITs. Core Debt: We calculate Core Debt as our total debt, excluding loans associated with our development pipeline, cash & cash equivalents, and restricted cash. Same Store Portfolio: We define same store properties as those that we owned and operated for the entirety of the comparative periods presented. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. The following table shows the properties included in the same store and non-same store portfolio for the comparative periods presented. 34

Same Store vs. Non-Same Store Properties

	Comparison of Three Months Ended 12/31/2015 to 2014		Comparison of Year Ended 12/31/2015 to 2014	
	Same Store	Non-Same Store	Same Store	Non-Same Store
Office Properties				
4525 Main Street		X		X
Armada Hoffler Tower	X		X	
Commonwealth of VA - Chesapeake		X		X
Commonwealth of VA - Virginia Beach		X		X
Oceaneering		X		X
One Columbus	X		X	
Oyster Point	X		X	
Richmond Tower	X		X	
Sentara Williamsburg		X		X
Two Columbus	X		X	
Virginia Natural Gas		X		X
Retail Properties				
249 Central Park Retail	X		X	
Bermuda Crossroads	X		X	
Broad Creek Shopping Center	X		X	
Columbus Village		X		X
Commerce Street Retail	X		X	
Courthouse 7-Eleven	X		X	
Dick's at Town Center	X		X	
Dimmock Square	X			X
Fountain Plaza Retail	X		X	
Gainsborough Square	X		X	
Greentree Shopping Center		X		X
Hanbury Village	X		X	
Harrisonburg Regal	X		X	
North Point Center	X		X	
Parkway Marketplace	X		X	
Providence Plaza		X		X
Perry Hall Marketplace		X		X
Sandbridge Commons		X		X
Socastee Commons		X		X
South Retail	X		X	
Stone House Square		X		X
Studio 56 Retail	X		X	
Tyre Neck Harris Teeter	X		X	
Multifamily Properties				
Encore Apartments		X		X
Liberty Apartments		X		X
Smith's Landing	X		X	
The Cosmopolitan	X		X	
Whetstone Apartments		X		X

ARMADA HOFFLER PROPERTIES

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Reconciliation to Property Portfolio NOI $ in thousands 36 (1) See page 35 for Same Store vs. Non-Same Store Properties Three months ended 12/31 Year Ended 12/31 2015 2014 2015 2014 Office Same Store (1) Rental revenues $6,182 $6,243 $24,698 $24,615 Property expenses 2,013 2,020 8,175 8,140 NOI 4,169 4,223 16,523 16,475 Non-Same Store NOI 1,074 984 5,123 2,642 Segment NOI $5,243 $5,207 $21,646 $19,117 Retail Same Store (1) Rental revenues $6,632 $6,318 $23,948 $22,986 Property expenses 1,904 1,793 7,160 6,962 NOI 4,728 4,525 16,788 16,024 Non-Same Store NOI 2,081 74 6,433 824 Segment NOI $6,809 $4,599 $23,221 $16,848 Multifamily Same Store (1) Rental revenues $3,090 $2,974 $12,159 $11,638 Property expenses 1,336 1,277 5,249 5,148 NOI 1,754 1,697 6,910 6,490 Non-Same Store NOI 907 69 2,409 (119) Segment NOI 2,661 1,766 $9,319 $6,371 Total Property Portfolio NOI $14,713 $11,572 $54,186 $42,336

Reconciliation to Property Portfolio NOI $ in thousands 37 Three months ended 12/31/2015 Diversified Portfolio Office Retail Multifamily Total Cash NOI $2,350 $5,417 $965 $8,732 Net effect of straight-line rents 152 (47) 2 107 Amortization of lease incentives and (above) below market rents (12) 6 (13) (20) GAAP NOI $2,490 $5,376 $954 $8,820 Town Center of Virginia Beach Office Retail Multifamily Total Cash NOI $2,342 $1,618 $1,708 $5,668 Net effect of straight-line rents (16) (22) (0) (38) Amortization of lease incentives and (above) below market rents (25) (85) - (110) Elimination of AHH rent (172) (78) - (250) GAAP NOI $2,129 $1,433 $1,708 $5,270 GAAP NOI Office Retail Multifamily Total Diversified Portfolio $2,490 $5,376 $954 $8,820 Town Center of Virginia Beach 2,129 1,433 1,708 5,270 Unstabilized Properties 625 - (1) 624 Total Property Portfolio NOI $5,243 $6,809 $2,661 $14,713

Reconciliation to GAAP Net Income

$ in thousands

	Three months ended 12/31/2015					
	Office	Retail	Multifamily	Total Property Portfolio	General Contracting & Real Estate Services	Total
Segment revenues	$ 7,687	$ 9,349	$ 4,735	$ 21,771	$ 41,309	$ 63,080
Segment expenses	2,444	2,540	2,074	7,058	40,203	47,261
Net operating income	$ 5,243	$ 6,809	$ 2,661	$ 14,713	$ 1,106	$ 15,819
Depreciation and amortization						(6,162)
General and administrative expenses						(2,100)
Acquisition, development and other pursuit costs						(885)
Impairment charges						(18)
Interest income						126
Interest expense						(3,411)
Loss on extinguishment of debt						(102)
Gain on real estate dispositions						4,987
Other income (loss)						72
Income tax benefit (provision)						117
Net income						$ 8,443

	Year Ended 12/31/2015					
	Office	Retail	Multifamily	Total Rental Properties	General Contracting & Real Estate Services	Total
Segment revenues	$ 31,534	$ 32,064	$ 17,574	$ 81,172	$ 171,268	$ 252,440
Segment expenses	9,888	8,843	8,255	26,986	165,344	192,330
Net operating income	$ 21,646	$ 23,221	$ 9,319	$ 54,186	$ 5,924	$ 60,110
Depreciation and amortization						(23,153)
General and administrative expenses						(8,397)
Acquisition, development and other pursuit costs						(1,935)
Impairment charges						(41)
Interest income						126
Interest expense						(13,333)
Loss on extinguishment of debt						(512)
Gain on real estate dispositions						18,394
Other income (loss)						(110)
Income tax benefit (provision)						34
Net income						$ 31,183

ARMADA HOFFLER PROPERTIES

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